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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 9, 2005

                    CardioDynamics International Corporation
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             (Exact name of registrant as specified in its charter)

         California                       0-11868                 95-3533362
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(State or other jurisdiction            (Commission            (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

        6175 Nancy Ridge Drive, San Diego, California           92121
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          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (858)-535-0202

                                       n/a
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events - Registrant's press release dated March 9, 2005, publicly announcing American Journal of Hypertension Publication of Seven Articles Supporting CardioDynamics' ICG Use in Hypertension Management.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press release dated March 9, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CardioDynamics International Corporation

Date: March 9, 2005                     /s/ Stephen P. Loomis
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                                        Stephen P. Loomis
                                        Chief Financial Officer